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                                                                  Exhibit 10.11

                      FIRST VIRTUAL HOLDINGS INCORPORATED

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT


This Agreement is made as of December 22, 1995, among First Virtual Holdings Incorporated, a Wyoming corporation (the "Company"), with its principal office at 11975 El Camino Real, Suite 300, San Diego, CA 92130-2543, and First USA Merchant Services, Inc., a Nevada corporation (the "Purchaser") with its principal place of business at 1601 Elm Street, 47th Floor, Dallas, Texas 75201.

                                   SECTION 1

                   Authorization and Sale of Preferred Stock

        1.1 Authorization. The Company has authorized or will have authorized as of the Closing Date (as defined below) the sale and issuance of up to 1,725,890 shares of its Series B Preferred Stock ("Series B Preferred"), having the rights, restrictions, privileges and preferences as set forth in the Company's Amended and Restated Articles of Incorporation in the form attached to this Agreement as Exhibit A (the "Restated Articles").

        1.2 Sale of Series B Preferred. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, 783,945 shares (the "Shares") of Series B Preferred, at a cash purchase price of $3.189 per share.

        1.3 Warrants. At the Closing (as hereinafter defined) the Company shall issue to the Purchaser a warrant to purchase up to 852,272 shares of Series A Preferred Stock of the Company in substantially the form attached as Exhibit F hereto (the "Series A Warrant"), a warrant to purchase up to 940,734 shares of Series B Preferred in substantially the form attached as Exhibit G hereto (the "Series B Warrant") and a warrant to purchase shares of the Company's Common Stock in substantially the form as attached as Exhibit H hereto (the "Incentive Warrant" and, together with the Series A Warrant and the Series B Warrant, the "Warrants"). Any shares sold upon exercise of the Warrants shall be considered "Shares" for purposes of this Agreement.



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                                   SECTION 2

                             Closing Date; Delivery

        2.1 Closing Date. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at 3:00 p.m. on December 22, 1995 or on such later date as the Company and the Purchaser may agree to in writing (the date of such Closing being referred to as the "Closing Date").
The place of the Closing (including the place of delivery to the Purchaser by the Company of the certificate evidencing the shares of Series B Preferred being purchased and the place of payment to the Company by the Purchaser of the purchase price therefor) shall be at the offices of Hughes & Luce, L.L.P., 1717 Main Street, Suite 2800, Dallas, Texas 75201, or such other place as the Purchaser and the Company may mutually agree.

        2.2 Delivery. At the Closing, the Company will deliver to the Purchaser a certificate representing the shares of Series B Preferred being purchased against payment of the purchase price therefor, by check or wire transfer payable to the Company, or by a combination thereof. The Company shall also deliver the Warrants at the Closing against payment of the purchase price therefor, by company check, in the amount of $100 per Warrant.


                                   SECTION 3

                 Representations and Warranties of the Company

        Except as set forth on Exhibit B attached hereto, the Company hereby represents and warrants to the Purchaser as follows:

        3.1 Organization and Standing. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Wyoming and is in good standing under such laws. The Company has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly licensed or qualified to do business as a foreign corporation, and is in good standing, in each state wherein the properties owned or leased or the business transacted by the Company makes such qualification to do business as a foreign corporation necessary and where the failure to qualify would have a material and adverse effect on the condition of the Company, financial or otherwise, and no other jurisdiction has demanded, requested or otherwise indicated that (or inquired whether) the Company is required to so qualify.

        3.2 Corporate Power. The Company has all requisite legal and corporate power to execute and deliver this Agreement, the Warrants, the Shareholder Rights Agreement attached hereto as Exhibit C (the "SHAREHOLDER RIGHTS AGREEMENT") and each other agreement to be executed and delivered by the



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Company in connection with this Agreement (the "TRANSACTION DOCUMENTS"), to sell and issue the Shares hereunder and under the Warrants, to issue the Common
Stock issuable upon conversion of the Shares and to carry out and perform its obligations under the terms of the Transaction Documents.

        3.3 Subsidiaries. The Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any voting security or other equity interest in any other corporation, association or business entity.

        3.4 Capitalization. The authorized capital stock of the Company consists solely of an unlimited number of shares of Common Stock, of which 4,273,250 shares are issued and outstanding, 1,545,816 shares of Series A Preferred Stock, of which 693,544 are issued and outstanding, and 1,725,890 shares of Series B Preferred, none of which has been or will be issued or outstanding prior to the Closing. All such issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. All outstanding shares of capital stock of the Company have been issued free of preemptive or similar rights. The Company has, and will at all relevant times have, reserved 783,945 shares of Series B Preferred for issuance hereunder, 940,734 share of Series B Preferred for issuance on exercise of the Series B Warrant; 852,272 shares of Series A Preferred Stock for issuance on exercise of the Series A Warrant; a sufficient number of shares of Common Stock for issuance upon conversion of the Shares. The Company has reserved 2,000,000 shares of Common Stock for issuance pursuant to its 1995 Stock Option Plan, none of which have been issued, and 468,750 shares of Common Stock for issuance pursuant to its 1994 Stock Option Plan, of which options to purchase 468,750 shares are outstanding. All outstanding Common Stock was issued in compliance with all federal and state securities laws. Assuming the accuracy of each Purchaser's representations in Section 4 below, upon issuance the Shares will have been issued in compliance with all federal and state securities laws.

        3.5 Authorization; Conflicts. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of the Transaction Documents, the authorization, sale, issuance and delivery of the Shares (and the Common Stock issuable upon conversion of the Shares) and the performance of the Company's obligations under each of the Transaction Documents has been taken or will be taken prior to the Closing. The Agreement and the other Transaction Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their respective terms. The Shares, when issued in compliance with the provisions of this Agreement and the other applicable Transaction Documents, will be validly issued, fully paid and nonassessable. The Shares issuable upon exercise of the Warrants, and the Common Stock issuable upon conversion of the Shares, have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the other applicable Transaction Documents, will be validly issued, fully paid and nonassessable, and free of any preemptive or similar rights and liens, encumbrances or other adverse claims (other than such preemptive rights, liens, encumbrances or other rights as shall have been waived on or prior to the Closing Date). The Series A Preferred Stock and the Series B Preferred Stock will have the rights, preferences and privileges set forth


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in the Restated Articles.  Except as set forth above, there are no outstanding options, warrants or other rights to purchase or subscribe for any security of the Company or any subsidiary of the Company. The Company holds no stock in treasury. The execution, delivery and performance by the Company of the Transaction Documents and compliance therewith and the issuance and sale of the Warrants and the Shares pursuant thereto will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, the Company's Articles of Incorporation or Bylaws or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it is bound or any provision of state or Federal law to which the Company is subject, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Company's operations or any of its assets or properties.

        3.6 Title to Properties and Assets, Liens, etc. The Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business.

        3.7 Financial Statements; Liabilities. The Company has delivered to the Purchaser its audited balance sheet and statement of operations as of and for fiscal year ended December 31, 1994, its reviewed balance sheet and statement of operations as of and for the six months ended June 30, 1995 and its internally prepared, unaudited balance sheet and statement of operations for the eleven months ended November 30, 1995 (the "FINANCIAL STATEMENTS"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles, except that the unaudited Financial Statements do not contain footnotes and are subject to year-end adjustments. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and during the periods, indicated therein. Since November 30, 1995, there has not been any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse. The Company does not have any liabilities of any sort with a value in excess of $200,000 in the aggregate that are not disclosed in the Financial Statements.

        3.8 Outstanding Debt. Except as set forth in the Financial Statements the Company has no outstanding indebtedness for borrowed money and is not a guarantor or otherwise contingently liable for any indebtedness for borrowed money (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds or otherwise invest in any debtor or otherwise to insure any creditor against loss). There exists no default under the provisions of any instrument evidencing any such indebtedness or otherwise or of any agreement relating thereto.


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        3.9     Shareholders, Directors and Officers; Indebtedness.  The
Company is not indebted, directly or indirectly, to any of its officers, directors or shareholders or any of their respective relatives or affiliates. No officer, director or shareholder of the Company, or any of their relatives or affiliates is indebted to the Company. To the knowledge of the Company, none of the officers or directors or significant employees or advisors of the Company, or their respective spouses, or relatives, owns directly or indirectly, a material interest in any entity that is a competitor, customer or supplier of (or has any existing contractual relationship with) the Company.

        3.10    Litigation and Bankruptcy Proceedings.

        (a) There is neither pending nor, to the knowledge of the Company, threatened any action, suit, proceeding or claim, whether or not purportedly on behalf of the Company, to which the Company is or may be named as a party or its property is or may be subject, or to the knowledge of the Company, to which any officer, key employee or principal shareholder of the Company is subject and in which an unfavorable outcome, ruling or finding in any such matter or for all such matters taken as a whole might have a material adverse effect on the condition, financial or otherwise, prospects, or operations of the Company. The Company is not aware of any specific valid basis for any claim of the type described in the preceding sentence, and the Company has no knowledge of any unasserted claim, the assertion of which is likely, and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or nonmonetary relief, which claim individually or collectively with other such unasserted claims if granted would have a material adverse effect on the condition, financial or otherwise, prospects or operations of the Company.

        (b) The Company has not admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself of for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt or filed a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other similar law or statute.

        3.11 Consents. No consent, approval, qualification, order or authorization of, or filing with any governmental authority, is required in connection with the Company's valid execution, delivery or performance of the Transaction Documents or the offer, sale or issuance of the Shares or the Warrants or the consummation of any other transaction contemplated on the part of the Company except for the filing of the Restated Articles with the Wyoming Secretary of State, which filing will be completed prior to the Closing and filing of notices required by applicable Federal and state securities laws.

        3.12 Permits, Franchises, Licenses, Trademarks, Patents, and Other Rights. To the knowledge of the Company, the Company has all governmental and other permits, licenses and other similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the operations or condition, financial or otherwise, or prospects of the Company,


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and it is not in default in any material respect under any of such permits, licenses or other similar authority.

        3.13 Patents, Trademarks, etc. The Company owns or has the right, or prior to the Closing will own or have the right, to use, free and clear of all liens, charges, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights necessary to its business as now conducted or proposed to be conducted (the "Intellectual Property"), and is not infringing upon or otherwise acting adversely to the right or claimed right of, to the best of its knowledge, any person or entity under or with respect to any of the Intellectual Property. The execution and delivery by the Company of the Transaction Documents and its performance of its obligations under the Transaction Documents will not violate the terms of any of the Company's rights in the Intellectual Property. There are no outstanding options, licenses, or agreements of any kind relating to the Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements or any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any patent, trademark, service mark, trade name, copyright or trade secret or other proprietary right of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments or any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

        3.14 Material Contracts and Commitments. Neither the company, nor, to the best knowledge of the Company, any third party is in default under (a) any material contract, agreement or instrument to which the Company is a party or by which it is bound or (b) any agreement with respect to indebtedness for borrowed money.

         3.15. Compliance with Other Instruments, None Burdensome, etc. The Company is not in violation of any term of the Restated Articles or the By-Laws, or in any material respect of any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree, and to the best of its knowledge, is not in violation of any order, statute, rule or regulation applicable to the Company, which violation reasonably would be expected to have a material adverse effect on the Company's business, condition (financial or otherwise), prospects or operations. The execution, delivery and performance of and compliance with the Transaction Documents and the issuance of the Shares, the Warrants and the Common Stock issuable upon conversion of the Shares and the exercise of the Warrants, as the case may be, have not resulted and will not result in any violation of, or conflict with, or constitute a default under, or result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company, and there is no such violation or default or event that, with the passage of time or giving of notice or both, would constitute a violation or default which materially and adversely affects the Company's business, condition (financial or otherwise), prospects or operations.


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        3.16    Employees.  To the best of the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with the Company or any other person or entity because of the nature of the business conducted or to be conducted by the Company. The Company does not have and has never had any collective bargaining agreements covering any of its employees.

        3.17 Employee Agreements. Each person presently employed by the Company has executed (or will execute by the Closing Date) a Proprietary Information Agreement in substantially the form of Exhibit D attached hereto.

        3.18 Employee Benefit Plan Obligations. The Company does not maintain or have any obligations with respect to any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA")). The Company is not, nor was it at any time, obligated to contribute to any employee pension benefit plan which is or was a multi-employer plan within the meaning of Section 3(37) of ERISA.

        3.19 Disclosure. The Agreement and the exhibits hereto as well as any other document, certificate, schedule, financial, business or other written statement described in Exhibit B do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of the Company, there is no fact or circumstance that materially and adversely affects the condition, financial or otherwise, assets, business, prospects or operations of the Company that has not been disclosed to the Purchaser.

        3.20 Registration Rights. Except as set forth in the Shareholder Rights Agreement, the Company is not currently under any obligation to register under the Securities Act of 1933, as amended (the "Securities Act"), any of its presently outstanding securities or any of its securities that may hereafter be issued.

        3.20 Governmental Consent, etc. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement and the other Transaction Documents, or the offer, sale or issuance of the Shares or the Warrants (or the Common Stock issuable upon conversion of the Shares), or the consummation of any other transaction contemplated thereby, except (a) filing of the Restated Articles in the office of the Secretary of State of the State of Wyoming, and (b) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares and the Warrants (and the Common Stock issuable upon conversion of the Shares) under applicable Blue Sky laws, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing.


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        3.21    Brokers or Finders.  The Company has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.


                                   SECTION 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        The Purchaser hereby represents and warrants to the Company with respect to its purchase of the Shares and the Warrants as follows:

        4.1     Investment Representations and Covenants of the Purchaser.

                (a) This Agreement is made by the Company in reliance upon the Purchaser's representations and covenants made in this Section 4. The Purchaser represents that the Shares to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or "distribution" of any part thereof within the meaning of the Securities Act.

                (b) The Purchaser understands and acknowledges that the offering of the Shares and the Warrants pursuant to this Agreement will not, and any issuance of Common Stock on conversion or exercise thereof may not, be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein.

                (c) The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                (d) Without limiting the effect of any representation or warranty made by the Company, the Purchaser represents that it is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment.

                (e) Without limiting the effect of any representation or warranty made by the Company, the Purchaser acknowledges that it has been informed of, and has considered in evaluating its investment in the Shares, the following factors (without limitation): (i) The Company's business and prospects are highly dependent on the acceptance of the Company's Internet Payment System and other Internet-related products and services, and on widespread adoption of the Internet as a medium for commercial transactions;
(ii) The market for Internet-based transaction payment systems has only recently begun to


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develop, is rapidly evolving and is characterized by an increasing number of entrants and rapid technological change; (iii) The future viability of the Internet as a medium for commercial transactions is highly speculative; the Internet may not prove to be a viable commercial marketplace because of inadequate development of the necessary infrastructure, such as a reliable network backbone or timely development of complimentary products, such as high speed modems; (iv) If the necessary infrastructure or complementary products are not developed, if the Internet does not become a viable commercial marketplace, or if the Company's internet payment system is not widely adopted by merchants and consumers, the Company's business, operating results and financial conditions will be materially adversely affected;

                (f) The Purchaser acknowledges and understands that the Shares, and any Common Stock acquired upon the conversion thereof, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that, except as otherwise provided in the Shareholder Rights Agreement, the Company is under no obligation to register either the Shares or such Common Stock.

                (g) The Purchaser acknowledges that it is familiar with Rule 144 promulgated under the Securities Act.

                (h) The Purchaser acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of its stock.

                (i) The Purchaser covenants that, in the absence of an effective registration statement covering the stock in question, it will not sell, transfer or otherwise dispose of the Shares, the Warrants or any Preferred Stock or Common Stock issued on conversion or exercise thereof other than in a transaction registered under the Securities Act or exempt from the registration provisions thereof. In connection therewith the Purchaser acknowledges that the Company shall make a notation on its stock books regarding the restrictions on transfer set forth in this Section 4 and shall transfer shares and warrants on the books of the company only to the extent not inconsistent therewith.

        4.2 Receipt of Information. Without limiting the effect of any representation or warranty made by the Company, the Purchaser represents that it has received and reviewed this Agreement and all Exhibits hereto, and the draft of Company's Business Plan and all Exhibits thereto; that, to its knowledge without special inquiry of any sort, it, its attorneys and its accountants have had access to, and an opportunity to review all documents and other materials requested of the Company; it and they have been given an opportunity to ask any and all questions of; and receive answers from, the Company concerning the terms and conditions of the offering and to obtain all information it or they believe necessary or appropriate to verify the accuracy of the Business Plan and to evaluate the suitability of an investment in the Series B Preferred.


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        4.3     Authorization.  This Agreement when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

        4.4 Brokers or Finders. The Company has not, and will not, incur, directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.


                                   SECTION 5

                       Conditions to Closing of Purchaser

        The Purchaser's obligation to purchase the Shares and the Warrants at the Closing is, at the option of the Purchaser, subject to the fulfillment on or prior to the Closing Date of the following conditions:

        5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

        5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

        5.3 Opinion of Company's Counsel. The Purchaser shall have received from Wilson, Sonsini, Goodrich & Rosati, counsel to the Company, an opinion addressed to it, dated the Closing Date, in substantially the form of Exhibit E.

        5.4 Compliance Certificate. The Company shall have delivered to the Purchaser a certificate executed by the President of the Company, dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement, and that he has made, or caused to be made, such investigations as he deemed necessary in order to permit him to verify the accuracy of the information set forth in such certificate.

        5.5 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Shares and the Warrants, the issuance of additional Shares upon exercise of the Warrants, and the issuance of Common Stock upon conversion of the Shares.


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        5.6     Restated Articles.  The Restated Articles shall have been filed with the Secretary of State of the State of Wyoming.


        5.7 Shareholder Rights Agreement. The Shareholder Rights Agreement shall have been executed as set forth in Exhibit C hereto and shall be in full force and effect as of the Closing Date.

        5.8 Control Option Agreement. A Control Option Agreement in substantially the form attached hereto as Exhibit I shall have been executed and delivered by the Company and each shareholder of the Company and shall be in full fierce and effect as of the Closing Date.

        5.9 Proprietary Information Agreements. Each person presently employed by the Company shall have executed a Proprietary Information Agreement in substantially the form of Exhibit D hereto.

        5.10 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Purchaser and its counsel.

        5.11 No Material Adverse Change. There shall have been no material adverse change in the Company's business or financial condition or prospects, except for continuing losses from operations consistent with past losses.


                                   SECTION 6

                        Conditions to Closing of Company
                        --------------------------------


        The Company's obligation to sell and issue the Shares and the Warrants at the Closing is, at the option of the Company, subject to the fulfillment of the following conditions:

        6.1     Representations.  The representations made by the Purchaser in
Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date.

        6.2 Blue Sky. the Company shall have obtained all necessary Blue Sky Law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion of the Series B Preferred.

        6.3 Restated Articles. The Restated Articles shall have been filed with the Secretary of State of the State of Wyoming.




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        6.4     Payment of Purchase Price.  The Purchaser shall have delivered to the Company the purchase price for the Shares and the Warrants.


                                   SECTION 7

                                 Miscellaneous


        7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to the conflicts of laws principals thereof.

        7.2 Survival. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby.

        7.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto, provided, however, that the rights of the Purchaser to purchase Shares and Warrants at the Closing shall not be assignable to a person or entity that is not an affiliate of the Purchaser without the written consent of the Company.

        7.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior written and all prior or contemporaneous oral negotiations, agreements, arrangements and understandings. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

        7.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to the Purchaser, at such Purchaser's address set forth on the first page of this Agreement, or at such other address as the Purchaser shall have furnished to the Company in writing, with a copy to Hughes and Luce, L.L.P., 1717 Main Street, Dallas, Texas 75201, Attn.: Glen Hettinger, Esq., or (b) if to any other holder of any Shares or Warrants, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares or warrants who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the first page of this Agreement and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchaser, with a copy to Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Also, CA 94304,
Attn.: Richard C. DeGolia, Esq.

        7.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

        7.7 Expenses. The Company and the Purchaser shall each bear their own expenses and legal fees with respect to this Agreement and the transactions contemplated hereby; except that, the Company will pay the reasonable legal fees and reasonable expenses (up to a maximum of $30,000) upon receipt of a bill therefor, incurred by counsel to the Purchaser.

        7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

        7.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in fill force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

        7.10 Gender. The use of the neuter gender herein shall be deemed to include the masculine and the feminine gender, if the context so requires.

        The foregoing agreement is hereby executed as of the date first above written.

"COMPANY"                       FIRST VIRTUAL HOLDINGS INCORPORATED
                                a Wyoming corporation

                                By:  /s/  LEE H. STEIN
                                   ----------------------------------
                                Lee H. Stein, President

"PURCHASER"                     FIRST USA MERCHANT SERVICES, INC.
                                a Nevada corporation

                                By:  /s/  PAMELA PATSLEY
                                   ----------------------------------
                                Pamela Patsley, President


EXHIBITS:

A       Restated Articles
B       Schedule of Exceptions
C       Shareholder Rights Agreement
D       Proprietary Information Agreement
E       Opinion of Company Counsel
F       Series A Warrant
G       Series B Warrant
H       Incentive Warrant
I       Acquisition Option Agreement